                             PLATINUM ENTERTAINMENT, INC.
               FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


Bank of Montreal, as Agent
Chicago, Illinois

Ladies and Gentlemen:

    Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 31, 1997 (the "CREDIT AGREEMENT") between the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), and you as Agent for the Banks (the "AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Company has requested that each Bank party to the Credit Agreement extend the maturity of the credit outstanding under the Credit Agreement, modify and waive compliance with certain financial covenants in the Credit Agreement and make certain other corresponding modifications to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

1.  WAIVER.

    As of February 28, 1997, the Company was not in compliance with the financial covenants regarding EBITDA and SG&A Expenditures set forth in Sections
8.11 and 8.12(b), respectively, of the Credit Agreement. The Banks hereby waive compliance with Sections 8.11 and 8.12(b) of the Credit Agreement at all times through and including (but not after) February 28, 1997; provided that this waiver shall not become effective unless and until the conditions precedent set forth in Section 3.0 hereof have been satisfied.

2.  AMENDMENTS.

    Upon satisfaction of the conditions precedent to the effectiveness hereof set forth below, the Credit shall be and hereby is amended as follows:

    Section 2.01. AMENDED DEFINITIONS. Section 1.1 of the Credit Agreement shall be and hereby is amended by amending the definitions of "REVOLVING CREDIT TERMINATION DATE" and "TERM CREDIT MATURITY DATE" and as so amended the definitions shall be restated in their entirety to read as follows:

         "REVOLVING CREDIT TERMINATION DATE" shall mean June 15, 1997, or such earlier date on which the Commitments are terminated in whole pursuant to
Section 4.5 or Section 9 hereof.

         "TERM CREDIT MATURITY DATE" means the earlier of (i) June 15, 1997,
(ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

    Section 2.02. AMENDED FINANCIAL COVENANTS. Sections 8.11 and 8.12(b) of the Credit Agreement shall be and hereby are amended and as so amended shall be restated in their entirety to read as follows:

    Section 8.11. EBITDA. The Company will have EBITDA of not less than $1,363,500 for the fiscal quarter of the Company ending on or about February 28, 1997 and will have EBITDA of not less than (i) negative $205,000 for the monthly accounting period of March; (ii) positive $495,000 for the monthly accounting period of April; and (iii) positive $2,463,000 for each monthly accounting period thereafter.

    Section 8.12. (b) SG & A Expenditures. The Company shall not and shall not permit its Subsidiaries to expend or become obligated for SG&A Expenditures during the fiscal quarter of the Company ending on or about February 28, 1997 in excess of $3,000,000 for the Company and its Subsidiaries taken together. The Company shall not and shall not permit its Subsidiaries to expend or become obligated for SG&A Expenditures aggregating for the Company and its Subsidiaries taken together in excess of (i) $1,581,000 for the Company's monthly accounting period of March; (ii) $1,500,000 for each monthly accounting period thereafter.

    Section 2.03. Miscellaneous. Section 12.13 of the Credit Agreement shall be and hereby is amended by deleting the phrase "substantial (in value)" appearing in the tenth line thereof.

3.  CONDITIONS PRECEDENT.

    Section 3.01. The effectiveness of this Amendment with respect to Sections 1 and 2.02 of this Amendment is subject to the satisfaction of all of the following conditions precedent:

    (a) The Company, the Guarantor, the Agent and each Bank then party to the Credit Agreement shall have executed and delivered this Amendment.

    (b) The Company's representations in Section 4 hereof shall be true and correct.

    (c) The Agent shall have received certified copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of, and indicating the authorized signers of, this Amendment and all other documents relating thereto.

    (d) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

    Section 3.02.  The effectiveness of this Amendment with respect to Section
2.01 of this Amendment is subject to the Agent having received on or before May 1, 1997, for the ratable account of each Bank, an extension fee equal to one percent (1.0%) of the outstanding principal amount of the sum of (i) the Term Credit Loans and (ii) the Revolving Credit Loans as of May 1, 1997.

4.  REPRESENTATIONS.

    In order to induce each Bank party to the Credit Agreement to execute and deliver this Amendment, the Company hereby represents to each such Bank that as of the date hereof and as of the date this Amendment becomes effective, but in each case after giving effect to this Amendment, (i) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the most recent financial statements of the Company audited by Ernst & Young LLP and delivered to the Agent for the account of the Banks) and (ii) unless specifically waived herein, the Company is in full compliance with all of the terms and conditions of the Credit Agreement and
(iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.  MISCELLANEOUS.

    (a) The Company has heretofore executed and delivered to the Agent that certain (i) Security Agreement (the "Security Agreement");
    (ii) Security Agreement Re: Intellectual Property (the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"); and (iii) Pledge Agreement (the "PLEDGE AGREEMENT") each dated as of January 31, 1997 between the Company, the Subsidiary Guarantors and the Agent and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    (b) Except as specifically amended herein, the Loan Documents shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    (c) The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.


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

    (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

    Dated as of April 23, 1997


                                              PLATINUM ENTERTAINMENT, INC.



                                            By:/S/ STEVEN DEVICK
                                               ----------------------------
                                                      Steven Devick
                                            Its       PRESIDENT
                                               ----------------------------

Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                            BANK OF MONTREAL, individually
                                            and as Agent


                                            By:  /S/ BRADFORD B. COURI
                                               ----------------------------
                                                      Bradford B. Couri
                                            Its       Senior Trader
                                               ----------------------------


                                            PPM AMERICA SPECIAL INVESTMENTS
                                            FUND L.P.


                                            By:  /S/  Roderick C. Stephan
                                               ----------------------------
                                            Its       Managing Director
                                               ----------------------------

                                 GUARANTORS' CONSENT

    Each of the undersigned have heretofore executed and delivered to the Agent its respective Guaranty dated January 31, 1997 and hereby consents to the First Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of each of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the respective Guaranty referred to above.

    Each of the undersigned, except for Steven Devick, have heretofore executed and delivered to the Agent that certain (i) Security Agreement; (ii) Security Agreement Re: Intellectual Property; and (iii) Pledge Agreement, each dated as of January 31, 1997 and hereby confirms that the Collateral Documents to which each is a party remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Subsidiary Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby and shall not be affected, impaired or discharged hereby.

                                            /S/  Steven Devick
                                            -------------------------------
                                                 Steven Devick, individually


                                            RIVER NORTH STUDIOS, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President


                                            RIVER NORTH STUDIOS, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President


                                            CGI RECORDS, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            LEXICON MUSIC, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            LIGHT RECORDS, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            THE RECORDING EXPERIENCE, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            JUSTMIKE MUSIC, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            PEG PUBLISHING, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President

                                            ROYCE PUBLISHING, INC.

                                            By:  /S/  Steven Devick
                                               ----------------------------
                                                 Name:     Steven Devick
                                                 Title:    President